EXHIBIT 99.2
                         CITIZENS & NORTHERN CORPORATION

                         90-92 Main Street, P.O. Box 58
                               Wellsboro, PA 16901
                    Phone: (570) 724-3411 Fax: (570) 723-8097
         E-Mail: cnemail@cnbankpa.com   Web Page: http://www.cnbankpa.com
                 --------------------             -----------------------
                              Stock Symbol: CZNC.OB

Chartered 1864                                    FEDERAL DEPOSIT INSURANCE CORP

                                QUARTERLY REPORT
JUNE 30, 2004
-------------
Dear Shareholder:

In many ways 2004 is a year of transition for your company. From a national perspective, the much anticipated Federal Reserve rate increases appear to have begun and the indications are that the increases will continue for some time. The national economy has been growing at a historically rapid pace, which bodes well for local employment and business activity. The rate increases will affect future earnings to the extent that C&N's liabilities are more subject to current repricing than its earning assets. However, we believe that we are positioned to grow our earning assets, specifically loans, at a pace that will offset some if not all of the rising rate environment effects.

For C&N, the major transitions include a move to a new core computer processing system in the fourth quarter and the May opening of our eighteenth office on Market Street in Williamsport, and soon our nineteenth office in South Williamsport. Both of these transitions are proceeding smoothly with the leadership of very competent and dedicated people. Both of these initiatives coupled with the solid performance of our existing offices enhance future growth and profit opportunities for your company.

The financial results for the first six months show some of the effects of these transitions. Net Income, as compared with the same period of 2003, is down about 7.5%. While our Interest Margin increased by over $1.6 million, or about 10.4%, Realized Gains on Securities decreased by $1.3 million. Much of our Realized Gains over the years has been from our equity portfolio, which is composed primarily of bank stocks. Last year, we believed that some of those equities were "fully valued" and, accordingly, we sold them. This year with the looming prospects of higher interest rates investors feel that bank stocks are less attractive and thus the stock prices have dropped, which reduces the "fully valued" stock opportunities. Additionally, expenses related to the core computer system conversion and our Williamsport branching account for nearly $500 thousand of the increase in Other Expenses.

You will note that Non-performing Assets to Total Assets have increased four-fold. During the second quarter, loans that we have been closely monitoring, reached a point where we believed that, conservatively, we should place them in Non-performing status.

Our talented Trust and Financial Management Group have successfully increased Assets Under Management through both investment results and the addition of new relationships to $359 million, or over 18%. The Group's prospects for continuing profitable growth are very positive.

Thank you for your continued support.



                                                     Craig G. Litchfield
                                                     Chairman, President & CEO


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                         CITIZENS & NORTHERN CORPORATION
                               BOARD OF DIRECTORS

                    Craig G. Litchfield Chairman of the Board

                  Dennis F. Beardslee            Leo F. Lambert
                  R. Robert DeCamp               Edward L. Learn
                  Jan E. Fisher                  Edward H. Owlett, III
                  R. Bruce Haner                 Leonard Simpson
                  Susan E. Hartley               James E. Towner
                  Karl W. Kroeck                 Ann M. Tyler
                                  DIRECTORS EMERITI
                  J. Robert Bower                F. David Pennypacker
                  Lawrence F. Mase               Donald E. Treat
                                      OFFICERS
                  Craig G. Litchfield            Chairman, President and
                                                  Chief Executive Officer
                  Mark A. Hughes                 Treasurer
                  Kathleen M. Osgood             Corporate Secretary

                            CITIZENS & NORTHERN BANK
                                     OFFICES

                  428 S. Main Street, ATHENS, PA 18810 570-888-2291
                  111 Main Street, DUSHORE, PA 18614 570-928-8124
                  Main Street, EAST SMITHFIELD, PA 18817 570-596-3131 104 Main Street, ELKLAND, PA 16920 814-258-5111
                  102 E. Main Street, KNOXVILLE, PA 16928 814-326-4151
                  Main Street, LAPORTE, PA 18626 570-946-4011
                  Main Street, LIBERTY, PA 16930 570-324-2331
                  1085 S. Main Street, MANSFIELD, PA 16933 570-662-1111
                  Route 220, MONROETON, PA 18832 570-265-2157
                  3461 Rte.405 Highway, MUNCY, PA 17756 570-546-6666
                  Thompson Street, RALSTON, PA 17763 570-995-5421
                  503 N. Elmira Street, SAYRE, PA 18840 570-888-2220
                  41 Main Street, TIOGA, PA 16946 570-835-5236
                  428 Main Street, TOWANDA, PA18848 570-265-6171
                  Court House Square, TROY, PA 16947 570-297-2159
                  90-92 Main Street, WELLSBORO, PA 16901 570-724-3411
                  130 Court Street, WILLIAMSPORT, PA 17701 570-320-0100 Route 6, WYSOX, PA 18854 570-265-9148

                       TRUST & FINANCIAL MANAGEMENT GROUP
                  90-92 Main Street, Wellsboro, PA 16901 800-487-8784
                  428 Main Street, Towanda, PA 18848 888-987-8784
                  503 N. Elmira Street, Sayre, PA 18840 888-760-8192
                  3461 Rte 405 Highway, Muncy, PA 17756 570-546-6666
                  130 Court Street, Williamsport, PA 17701 570-601-6000

ACCOUNT SERVICES -       90-92 Main St, Wellsboro, PA 16901    800-726-2265

BANKCARD SERVICES -      11822 Route 6, Wellsboro PA 16901    800-676-6639

FUNDS MANAGEMENT - 90-92 Main St., Wellsboro, PA 16901 800-577-9397
                              www.fmt@cnbankpa.com
                              --------------------

INTERNET BANKING - 90-92 Main St., Wellsboro, PA 16901 570-724-0266
                                www.cnbankpa.com
                                ----------------

C&N FINANCIAL SERVICES CORPORATION - 68 Main Street, Wellsboro, PA 866-ASK-CNFS
                           www.cnfinancialservices.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data)   (Unaudited)

                                                       3 MONTHS ENDED                      6 MONTHS ENDED
                                                             JUNE                                JUNE
                                                     2004               2003               2004              2003
                                                  (CURRENT)          (PRIOR YR)          (CURRENT)        (PRIOR YR)
Interest and Dividend Income                          $  14,343           $ 13,943           $ 28,358         $ 27,873
Interest Expense                                          5,493              6,089             11,196           12,332
-----------------------------------------------------------------------------------------------------------------------

Interest Margin                                           8,850              7,854             17,162           15,541
Provision for Loan Losses                                   350                250                700              600
-----------------------------------------------------------------------------------------------------------------------
Interest Margin After Provision for Loan Losses           8,500              7,604             16,462           14,941
Other Income                                              1,855              1,628              3,480            3,168
Realized Gains on Securities, Net                           321                908              1,285            2,629
Other Expenses                                            6,289              5,356             12,517           10,888
-----------------------------------------------------------------------------------------------------------------------

income Before Income Tax Provision                        4,387              4,784              8,710            9,850
Income Tax Provision                                        698                864              1,315            1,858
-----------------------------------------------------------------------------------------------------------------------

NET INCOME                                             $  3,689           $  3,920           $  7,395          $ 7,992
=======================================================================================================================

PER SHARE DATA (**):
Net Income - Basic                                        $0.46              $0.48              $0.91            $0.99
Net Income - Diluted                                      $0.45              $0.48              $0.91            $0.98
Dividend Per Share                                        $0.22              $0.21              $0.44            $0.42
Number Shares Used in Computation - Basic             8,101,024          8,087,875          8,106,541        8,087,502
Number Shares Used in Computation - Diluted           8,148,139          8,137,454          8,158,157        8,127,510



CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data)    (Unaudited)

                                                               JUNE 30,           JUNE 30,
                                                                 2004               2003
                                                                 ----               ----
ASSETS
Cash & Due from Banks                                           $ 15,334           $ 21,433
Available-for-Sale Securities                                    503,700            508,312
Loans, Net                                                       545,360            476,640
Other Assets                                                      54,745             52,950
--------------------------------------------------------------------------------------------

TOTAL ASSETS                                                  $1,119,139         $1,059,335
============================================================================================

LIABILITIES
Deposits                                                       $ 670,098          $ 657,076
Repo Sweep Accounts                                               17,753             16,307
--------------------------------------------------------------------------------------------
     Total Deposits and Repo Sweeps                              687,851            673,383
Borrowed Funds                                                   302,353            239,652
Other Liabilities                                                  7,778             23,313
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                997,982            936,348
--------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Shareholders' Equity, Excluding Net Unrealized
  Gains/Losses on Available-for sale Securities                  117,060            108,292
Net Unrealized Gains/Losses on Available-
  for-sale Securities (*)                                          4,097             14,695
--------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                       121,157            122,987
--------------------------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                      $1,119,139         $1,059,335
============================================================================================

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CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)       (Unaudited)

                                                          6 MONTHS ENDED                    %
                                                               JUNE                     INCREASE
                                                      2004              2003            (DECREASE)
                                                      ----              ----            ----------
EARNINGS PERFORMANCE
Net Income                                         $     7,395        $     7,992          -7.47%
Return on Average Assets                                 1.35%              1.57%         -14.01%
Return on Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                 1.37%              1.60%         -14.38%
Return on Average Equity                                11.52%             13.33%         -13.58%
Return on Average Equity,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                12.74%             15.07%         -15.46%

BALANCE SHEET HIGHLIGHTS
Total Assets                                       $ 1,119,139        $ 1,059,335           5.65%
Available-for-Sale Securities                          503,700            508,312          -0.91%
Loans (Net)                                            545,360            476,640          14.42%
Allowance for Loan Losses                                6,609              5,860          12.78%
Deposits and Repo Sweep Accounts                       687,851            673,383           2.15%
Trust Assets Under Management                          359,230            304,223          18.08%

SHAREHOLDERS' VALUE (PER SHARE) (**)
Net Income - Basic                                 $      0.91        $      0.99          -8.08%
Net Income - Diluted                               $      0.91        $      0.98          -7.14%
Dividends                                          $      0.44        $      0.42           4.76%
Book Value                                         $     14.96        $     15.20          -1.58%
Book Value, Excluding Unrealized
  Gains/Losses on Available-for-
  sale Securities (***)                            $     14.45        $     13.39           7.92%
Market Value (Last Trade)                          $     25.20        $     25.55          -1.37%
Market Value /  Book Value                             168.45%            168.09%           0.21%
Market Value /  Book Value,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)               174.39%            190.81%          -8.61%
Price Earnings Multiple                                  13.85              12.90           7.36%
Dividend Yield                                           3.49%              3.29%           6.08%

SAFETY AND SOUNDNESS
Shareholders' Equity / Average Assets,
  Excluding Unrealized Gains/Losses
  on Available-for-Sale Securities (***)                10.76%             10.63%           1.22%
Nonperforming Assets / Total Assets                      0.75%              0.15%         400.00%
Allowance for Loan Losses / Total Loans                  1.20%              1.21%          -0.83%
Risk Based Capital Ratio                                19.40%             20.02%          -3.10%

AVERAGE BALANCES
Average Assets                                     $ 1,096,969        $ 1,022,525           7.28%
Average Assets, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                      1,078,350          1,000,919           7.74%
Average Equity                                         128,340            120,641           6.38%
Average Equity, Excluding
  Unrealized Gains/Losses on
  Available-for-sale Securities                        116,052            106,382           9.09%

(*) Net unrealized gains/losses on available-for-sale securities are presented as "Accumulated Other Comprehensive Income" in the annual and quarterly financial statements filed with the Securities and Exchange Commission.

(**) For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of the 3-for-2 stock split issued in April, 2003, and for 1% stock dividends issued in January of each year presented.

(***) Generally accepted accounting principles ("GAAP") require that available-for-sale securities be reported at fair value, with unrealized gains and losses excluded from earnings and reported separately through shareholders' equity, net of tax. Management believes there is an inherent mismatch between the income statement and balance sheet related to unrealized gains/losses that may create a material inconsistency in the calculation of earnings-based ratios. Further, the amount of unrealized gains or losses may vary widely from period-to-period, depending on the financial markets as a whole and interest rate movements. Therefore, management has provided these "non-GAAP" ratios because we believe they provide meaningful information for evaluating the Corporation's financial position and results of operations.